UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

META FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CASH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2020, Michael K. Goik entered into an Independent Contractor Agreement with MetaBank, National Association (the “Bank”), a wholly owned subsidiary of Meta Financial Group, Inc., effective as of December 14, 2020 (the “Independent Contractor Agreement”). As previously reported, Mr. Goik resigned from his position as Executive Vice President and Group Head of the Commercial Finance division of the Bank effective December 13, 2020.

Pursuant to the Independent Contractor Agreement, the Bank engaged Mr. Goik, as an independent contractor, to provide certain consulting and transition services related to the commercial finance business of the Bank (the “Services”). During the term of the Independent Contractor Agreement, Mr. Goik is entitled to $40,000 per month as payment in full for the Services. The Independent Contractor Agreement provides for a twelve-month term commencing on December 14, 2020, unless earlier terminated by Mr. Goik or the Bank. The Bank believes that engaging Mr. Goik as an Independent Contractor will enable a smooth commercial finance leadership transition. Mr. Goik will continue to advise on transactions and overall portfolio management for the commercial finance business.

The foregoing description of the Independent Contractor Agreement is qualified in its entirety by reference to the full text of the Independent Contractor Agreement attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Independent Contractor Agreement, effective as of December 14, 2020, by and between MetaBank, NA and Michael Goik.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

Date: December 17, 2020	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President and Chief Financial Officer